UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Weatherford International plc
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place	,	Houston,	Texas	77056
(Address of principal executive offices)				(Zip Code)
 Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) was held on June 2, 2022. At the Annual Meeting 63,008,165 ordinary shares, nominal value $0.001 per share, or approximately 89.39%, of the 70,493,949 issued and outstanding ordinary shares entitled to vote at the Annual Meeting were present in person or by proxies.

Set forth below are the results of the matters voted upon by the shareholders at Annual Meeting.

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 1.	Election of the following directors:
	Benjamin C. Duster IV	56,945,065	1,093,500	314,751	4,654,849
	Neal P. Goldman	53,857,540	4,181,902	313,874	4,654,849
	Jacqueline C. Mutschler	56,954,971	1,083,801	314,544	4,654,849
	Girishchandra K. Saligram	58,028,052	11,364	313,900	4,654,849
	Charles M. Sledge	57,980,419	59,007	313,890	4,654,849

		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2021 and to authorize the board of directors of the Company, acting through the Audit Committee, to determine auditor’s remuneration.	62,374,064	204,161	429,940	–

		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 3.	Approve, in an advisory vote, the compensation of the Company’s names executive officers.	50,304,372	7,526,423	522,521	4,654,849

		1 Year	2 Years	3 Years	Votes Abstaining
Item 4.	Recommend, in an advisory vote, whether a shareholder vote to approve the compensation of the Company’s named executive Officers should occur every one, two or three years.	57,559,709	6,101	459,248	328,258

The Board considered the outcome of the vote on Item 4 above and, consistent with its recommendation to shareholders, determined that the Company will hold future non-binding advisory votes to approve the compensation of the Company’s named executive officers every year until the Board otherwise determines that a different frequency for such non-binding advisory votes is in the best interest of the Company or until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: June 3, 2022
/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer